UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 29, 2013

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

Amendment of Otter Tail Corporation Credit Agreement

On October 29, 2013, Otter Tail Corporation (the “Company”) entered into an amendment dated as of October 29, 2013 (the “First Amendment to OTC Credit Agreement”) to the Third Amended and Restated Credit Agreement dated as of October 29, 2012 (the “OTC Credit Agreement”) among the Company, U.S. Bank National Association, as Administrative Agent (the “OTC Agent”) and the banks party thereto from time to time (the “OTC Banks”).  The OTC Credit Agreement provides for an unsecured revolving credit facility with a $150 million line of credit that the Company can draw on to refinance certain indebtedness and support the operations of the Company and its subsidiaries, and is described in and filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2012.

The First Amendment to OTC Credit Agreement was entered into among the Company, the OTC Agent and the OTC Banks to (i) extend the termination date of the facility from October 29, 2017 to October 29, 2018, and (ii) delete from the definition of “Interest Period” the Company’s option to select a nine-month Interest Period for any LIBOR Advance (as defined in the OTC Credit Agreement), so that any “Interest Period” will end one, two, three or six months, or, if available to all the OTC Banks, twelve (but not nine) months thereafter, as selected by the Company.

The summary in this Item 1.01 of the material terms of the First Amendment to OTC Credit Agreement is qualified in its entirety by reference to the full text of the First Amendment to OTC Credit Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Amendment of Otter Tail Power Company Credit Agreement

On October 29, 2013, Otter Tail Power Company (“OTP”), a wholly owned subsidiary of the Company, entered into an amendment dated as of October 29, 2013 (the “First Amendment to OTP Credit Agreement”) to the Second Amended and Restated Credit Agreement dated as of October 29, 2012  (the “OTP Credit Agreement”) among OTP, U.S. Bank National Association, as Administrative Agent (the “OTP Agent”), and the Banks party thereto from time to time (the “OTP Banks”).  The OTP Credit Agreement provides for an unsecured revolving credit facility with a $170 million line of credit that OTP can draw on to support the working capital needs and other capital requirements of its operations, and is described in and filed as Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 2, 2012.

The First Amendment to OTP Credit Agreement was entered into among OTP, the OTP Agent and the OTP Banks to (i) extend the termination date of the facility from October 29, 2017 to October 29, 2018, and (ii) delete from the definition of “Interest Period” OTP’s option to select a nine-month Interest Period for any LIBOR Advance (as defined in the OTP Credit Agreement), so that any “Interest Period” will end one, two, three or six months, or, if available to all the OTP Banks, twelve (but not nine) months thereafter, as selected by OTP.

The summary in this Item 1.01 of the material terms of the First Amendment to OTP Credit Agreement is qualified in its entirety by reference to the full text of the First Amendment to OTP Credit Agreement, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

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Amendment of OTP Term Loan Agreement

On October 29, 2013, OTP and JPMorgan Chase Bank, N.A. (“JPMorgan”) entered into an amendment dated as of October 29, 2013 (the “First Amendment to OTP Term Loan Agreement”) to the Credit Agreement dated as of March 1, 2013 (the “OTP Term Loan Agreement”) between OTP and JPMorgan.  The OTP Term Loan Agreement provides for a $40.9 million unsecured term loan (the “Term Loan”) to OTP due June 1, 2014, and is described in and filed as Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on March 7, 2013.

The First Amendment to OTP Term Loan Agreement was entered into to extend the termination date of the OTP Term Loan from June 1, 2014 to January 15, 2015.

The summary in this Item 1.01 of the material terms of the First Amendment to OTP Term Loan Agreement is qualified in its entirety by reference to the full text of the First Amendment to OTP Term Loan Agreement, a copy of which is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Certain Relationships

Certain of the banks party to one or both of the OTC Credit Agreement and the OTP Credit Agreement and/or their respective affiliates have had, and may in the future have, investment banking and other commercial dealings with the Company, OTP and their other affiliates, for which such banks or their respective affiliates have received and may in the future receive customary compensation. Such dealings have included the following: (i) U.S. Bank, JPMorgan, Bank of America, N.A. (“Bank of America”), KeyBank National Association (“KeyBank”) and Union Bank, N.A. (“Union Bank”) are parties to both credit agreements; (ii) J.P. Morgan Securities LLC (“JPMS”), an affiliate of JPMorgan, entered into a Distribution Agreement with the Company on May 14, 2012, pursuant to which the Company may offer and sell its common shares, par value $5.00 per share, from time to time through JPMS, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $75,000,000; (iii) in connection with the offering and sale by the Company of $100,000,000 aggregate principal amount of its 9.000% Notes due 2016 in 2009, JPMS and an affiliate of Bank of America acted as joint book-running managers, an affiliate of U.S. Bank acted as lead manager, and affiliates of Bank of the West (a party to the Otter Tail Credit Agreement), KeyBank and Wells Fargo Bank, National Association (a party to the OTP Credit Agreement) acted as co-managers; (iv) Merrill Lynch, Pierce, Fenner and Smith Incorporated (an affiliate of Bank of America) acted as placement agent in connection with the 2011 issuance by OTP of its 4.63% Senior Unsecured Notes due December 1, 2021; and (v) JPMS acted as sole placement agent in connection with a note purchase agreement entered into on August 14, 2013 for the private placement of $60 million aggregate principal amount of OTP’s 4.68% Series A Senior Unsecured Notes due February 27, 2029 and $90 million aggregate principal amount of OTP’s 5.47% Series B Senior Unsecured Notes due February 27, 2044, both expected to be issued on February 27, 2014, subject to the satisfaction of certain customary conditions to closing.

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Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

4.1
First Amendment to Third Amended and Restated Credit Agreement, dated as of October 29, 2013, among Otter Tail Corporation, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, and Bank of the West and Union Bank, N.A., as Banks.

4.2
First Amendment to Second Amended and Restated Credit Agreement, dated as of October 29, 2013, among Otter Tail Power Company, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, CoBank, ACB, as a Co-Documentation Agent and as a Bank, and Wells Fargo Bank, National Association and Union Bank, N.A., as Banks.

4.3	First Amendment to Credit Agreement, dated as of October 29, 2013, between Otter Tail Power Company and JPMorgan Chase Bank, N.A.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 1, 2013

	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

4.1
First Amendment to Third Amended and Restated Credit Agreement, dated as of October 29, 2013, among Otter Tail Corporation, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, and Bank of the West and Union Bank, N.A., as Banks.

4.2
First Amendment to Second Amended and Restated Credit Agreement, dated as of October 29, 2013, among Otter Tail Power Company, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, CoBank, ACB, as a Co-Documentation Agent and as a Bank, and Wells Fargo Bank, National Association and Union Bank, N.A., as Banks.

4.3	First Amendment to Credit Agreement, dated as of October 29, 2013, between Otter Tail Power Company and JPMorgan Chase Bank, N.A.